UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/01/2010

Electronics For Imaging, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-18805

Delaware	94-3086355
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

303 Velocity Way, Foster City, California 94404
(Address of principal executive offices, including zip code)

650-357-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2010, James S. Greene notified Electronics For Imaging, Inc. (the "Company") of his intention to not stand for reelection to the Board of Directors of the Company at the upcoming Annual Meeting of Stockholders to be held on May 27, 2010 (the "Annual Meeting"). Mr. Greene has served on the Company's Board of Directors since 2000 and is currently Chairman of the Nominating and Governance Committee and a member of the Audit Committee of the Company. Mr. Greene will hold these positions until the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

Date: April 07, 2010	By:	/s/ John Ritchie
John Ritchie
Chief Financial Officer